SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001




                             NBG RADIO NETWORK, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     -------
                  State or other jurisdiction of incorporation


         0-24075                                          88-0362102
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(Commission File Number)                    (IRS Employer Identification Number)


             520 SW Sixth Avenue, Suite 750, Portland, Oregon 97204
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               (Address of Principal Executive Offices) (Zip Code)


                                 (503) 802-4624
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              (Registrant's telephone number, including area code)













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Item 2.  Acquisition or Disposition of Assets.

On June 29, 2001 NBG Radio Network, Inc. ("NBG") completed its acquisition (the "Acquisition") of Glenn Fisher Entertainment Corporation, a California corporation ("Fisher Entertainment"). The Acquisition was made pursuant to a Stock Purchase Agreement dated October 6, 2000, as amended (the "Agreement"), among NBG, Fisher Entertainment, and Glenn Fisher.

NBG acquired Fisher Entertainment by purchasing the outstanding stock held by its founder and sole shareholder, Glenn Fisher, for approximately $5.3 million in cash. The amount and terms of the consideration were determined through arms-length negotiations among the parties. The acquisition was financed through a $6.2 million credit facility with MCG Finance Corporation. The credit facility is secured by all of the assets of NBG - including the stock of NBG's subsidiaries - and is structured to allow for the possibility of an additional $10 million in funding to finance future strategic acquisitions.

Fisher Entertainment is engaged in the business of creating, producing and distributing syndicated radio programs and services and affiliating radio stations and providing related products and services. The assets of Fisher Entertainment include advertising rights, radio syndication rights, and employment contracts. The Acquisition also includes certain physical property used by Fisher Entertainment in the operation of its business. NBG intends that Fisher Entertainment continue to use the physical property in the operation of its business.

Glenn Fisher will hold no formal management position with NBG or Fisher Entertainment, but has signed a three-year exclusive consulting contract with Fisher Entertainment.

The foregoing summary of the provisions of the Agreement is qualified by: (1) the Agreement, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference, and (2) the press release issued with respect to the Acquisition, a copy of which is attached as Exhibit 99.1 and which is incorporated herein by reference.

Item 7  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

     The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date that this Form 8-K must be filed.

(b)      Pro forma financial information.

     The Pro Forma Financial Statements required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date that this Form 8-K must be filed.

(c)      Exhibits.

2.1 Stock Purchase Agreement dated October 6, 2000 among NBG Radio Network, Inc., Glen Fisher Entertainment Corporation, and Glen Fisher (including First Amendment to Stock Purchase Agreement dated October 25, 2000 and Sixth Amendment to Stock Purchase Agreement dated June 29, 2001).


99.1     Press Release (Filed as Exhibit 99.1 to Form 8-K filed July 10, 2001).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NBG RADIO NETWORK, INC.
                                            (Registrant)


Date:  July 13, 2001                        By:  JOHN J. BRUMFIELD
                                               ---------------------------------
                                                 John J. Brumfield
                                                 Chief Financial Officer and
                                                 Vice President, Finance